POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned directors and officers of Chemical Banking Corporation, a Delaware corporation
 (the
"Corporation"), hereby constitutes and appoints WALTER V. SHIPLEY, EDWARD D. MILLER, WILLIAM B. HARRISON JR., PETER J. TOBIN, ZISSIMOS A.
FRANGOPOULOS AND JOHN B. WYNNE, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with the power to act with or without the others
and with full power of substitution and resubstitution, for and on behalf of him or her and in him or her name, place and stead, in any capacities, to perform any and all acts and do all things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations
 and
requirements of the Securities and Exchange Commission thereunder in connection with the registration under said Act of shares of Common Stock, par value $1.00 per share to be offered and issued pursuant to certain employee benefit plans of Margaretten
Financial Corporation as authorized by resolutions of the Board of Directors of the
Corporation adopted at a regular meeting of the Board held on June 21, 1994
 (the
"Securities"), including without limiting the generality of the foregoing, power and authority to sign the name of each undersigned director and officer in such capacity, to a Registration Statement or Registration Statements to be filed with the
 Securities and
Exchange Commission with respect to any Securities, to any and all amendments to said
Registration Statement or Registration Statements, (including post-effective amendments) and to any and all instruments or documents to be filed as part of or in connection with said Registration Statement or Registration Statements or any and all amendments thereto, whether such instruments or documents are filed before or after the effective date of such
Registration Statement or Registration Statements; and to do any and all acts and all
things and to execute any and all instruments which said attorneys-in-fact and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities Exchange Act of 1934, as amended, and to appear before the Securities and Exchange Commission thereunder, including specifically, but without
limiting the generality of the foregoing, power of authority to sign the name of each undersigned director or officer in such capacity, to any application, report, instrument,
certificate, form or other document, and any and all supplements and amendments thereto, to be filed on behalf of said Corporation with the Securities and Exchange
Commission, hereby granting to such attorneys-in-fact and agents, and each of them, full
power to do and perform any and all acts and things requisite and necessary to be done
as he or she might or could do in person, and hereby ratifying and confirming all that
said attorney-in-fact and agents and each of them any lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 21th day of June, 1994.


                           SIGNATURES


                                   /s/Walter V. Shipley
                                   Walter V. Shipley



                                   /s/Edward D. Miller
                                   Edward D. Miller



                                   /s/William B. Harrison, Jr.
                                   William B. Harrison, Jr.



                                   /s/Frank A. Bennack, Jr.
                                   Frank A. Bennack, Jr.



                                   /s/Michel C. Bergerac
                                   Michel C. Bergerac



                                   /s/Randolph W. Bromery
                                   Randolph W. Bromery



                                   /s/Charles W. Duncan, Jr.
                                   Charles W. Duncan, Jr.



                                   /s/Melvin R. Goodes
                                   Melvin R. Goodes



                           SIGNATURES



                                   /s/George V. Grune
                                   George V. Grune



                                   /s/Harold  S. Hook
                                   Harold S. Hook



                                   /s/Helene L. Kaplan
                                   Helene L. Kaplan



                                   /s/J. Bruce Llewellyn
                                   J. Bruce Llewellyn



                                   /s/John P. Mascotte
                                   John P. Mascotte



                                   /s/John. F. McGillicuddy
                                   John F. McGillicuddy



                                   /s/Andrew C. Sigler
                                   Andrew C. Sigler



                                   /s/Michael I. Sovern
                                   Michael I. Sovern






                           SIGNATURES



                                   /s/John R. Stafford
                                   John R. Stafford



                                   /s/W. Bruce Thomas
                                   W. Bruce Thomas



                                   /s/Marina v.N. Whitman
                                   Marina v.N. Whitman



                                   /s/Richard D. Wood
                                   Richard D. Wood



                                   /s/Peter J. Tobin
                                   Peter J. Tobin



                                   /s/Joseph L. Scalfani
                                   Joseph L. Sclafani